UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 22, 2003

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None

(b)

Pro Forma Financial Information.  None

(c)      Exhibits.

99.1  Press Release dated May 22, 2003.

Item 9.  Regulation FD Disclosure

The following information is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

On May 22, 2003, CBRL Group, Inc. issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain quarter-end financial and other information.  CBRL Group, Inc. also disclosed information on current trends and provided earnings guidance for the remainder of fiscal 2003.

Item 12.  Results of Operations and Financial Condition

The information set forth in Item 9 above is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2003

CBRL GROUP, INC.

By: /s/ James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary